Exhibit 10.17

$500,000.00
                                                               Chicago, Illinois
                                                                  April 30, 2001


                                 REVOLVING NOTE

     THIS REVOLVING NOTE (this "Note"), is made in Chicago, Illinois, as of April 30, 2001, for FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00), or so much thereof as shall be disbursed to or for the benefit of Maker (as such term is hereinafter defined) and outstanding hereunder, with interest as provided herein.

     1. (a) This Note is made by LEARNCOM, INC., an Illinois corporation with its principal place of business located at 714 Industrial Drive, Bensenville, Illinois 60106; LEARNCOM, INC., a Nevada corporation with its principal place of business located at 714 Industrial Drive, Bensenville, Illinois 60106; VIDEOLEARNING SYSTEMS, INC., a Pennsylvania corporation with its principal place of business located at 850 West Lancaster, Bryn Mawr, Pennsylvania 19010; BNA COMMUNICATIONS INC., a Delaware corporation with its principal place of business located at 714 Industrial Drive, Bensenville, Illinois 60106; and TS ACQUISITIONS, INC. with its principal place of business located at 714 Industrial Drive, Bensenville, Illinois 60106 (collectively, "Maker"), and is payable to AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association ("Lender"). Lender and any subsequent holder from time to time of this Note are hereinafter referred to as "Payee." The amount disbursed by Lender to Maker, repayment of which is evidenced by this Note, is referred to as the "Loan".

          (b) This Note is issued pursuant to the terms of a Loan and Security Agreement of even date herewith executed by Maker and Lender (the "Loan Agreement"), and is secured by, among other things, (i) the Loan Agreement; (ii) that certain Security Agreement of even date herewith executed by Maker and Lender (said Security Agreement, as the same may be amended, is hereinafter referred to as the "Security Agreement"); and (iii) the Other Agreements (as defined in the Loan Agreement) (collectively, such agreements, documents and instruments may be hereinafter collectively referred to as the "Loan Documents"). All of the agreements, conditions, covenants, provisions and stipulations contained in the Loan Documents are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein and Maker covenants and agrees to keep and perform them, or cause them to be kept and performed, strictly in accordance with their terms.

     2. (a) Maker hereby promises to pay to the order of Payee the principal sum of Five Hundred Thousand and No/100 Dollars ($500,000.00), or so much thereof as is from time to time advanced, in lawful money of the United States of America, and to pay interest on the balance of principal from time to time outstanding and unpaid hereon from the date hereof until the maturity hereof (whether by lapse of time, acceleration or otherwise) at the rate per annum equal to the "Prime Rate" of Lender as announced by

Lender from time to time in effect PLUS one percent (1%) (the "Interest Rate"), except as provided below. The Interest Rate shall fluctuate and be effective when and as the "Prime Rate" fluctuates. For purposes hereof, the "Prime Rate" shall mean such rate as shall be announced from time to time by Lender to be its Prime Rate and may not necessarily be the best rate charged by Lender.

          (b) Interest only on the principal balance hereof from time to time outstanding shall be payable monthly in arrears commencing on the last Business Day of the month during which funds have been advanced hereunder and on the last Business Day of each successive calendar month thereafter. In any event, Maker shall make a final payment of all accrued, unpaid interest, together with the outstanding principal balance of the indebtedness evidenced hereby, on March 31, 2002.

          (c) Interest shall be computed on the basis of actual days elapsed and a three hundred sixty (360) day year. All payments on account of the indebtedness evidenced by this Note shall be applied in such order and otherwise as the Payee deems appropriate.

          (d) From and after the (i) Revolving Loan Maturity Date or (ii) occurrence of an Event of Default (as such term is hereinafter defined) hereunder, any sums remaining unpaid hereunder shall bear interest at the "Default Interest Rate." The "Default Interest Rate" shall mean the rate per annum otherwise applicable under this Note plus three percent (3%). The Default Interest Rate shall change automatically and immediately as and when the Prime Rate shall change, without notice to Maker.

          (e) If any installment of principal or interest due hereunder shall become overdue, the undersigned shall pay to the holder hereof on demand a "late charge" of five cents ($.05) for each dollar so overdue, in order to defray part of the increased cost of collection occasioned by any such late payment, as liquidated damages and not as a penalty.

          (f) Payment of all amounts due under this Note shall be made at the office of Lender, 120 South LaSalle Street, Chicago, Illinois 60603, or such other place as Payee may from time to time designate in writing.

     3. Maker shall have the right to prepay all or any part of the outstanding principal balance of this Note without premium or penalty. Provided that no Event of Default or event, which with the giving of notice or the passage of time, or both, would constitute an Event of Default then exists hereunder or under any of the other Loan Documents, and subject to the limitations as to the amounts that can be borrowed and reborrowed by Maker as provided in the Loan Agreement, Maker shall have the right, prior to Lender's demand for repayment of this Note, to borrow and reborrow $500,000.00 of the

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


proceeds of the Loan; provided, however, that portion of the total amount of the Loan outstanding at any time as evidenced by this Note, together with the undisbursed portion of the Loan, shall never exceed $500,000.00 in the aggregate. Maker shall give Lender prior written notice of its intention to reborrow such additional amounts in accordance with the provisions of the Loan Agreement. The Loan evidenced by this Note is a "revolving credit loan" as such term is used in 205 ILCS 5/5d.

     4. (a) In the event (i) default is made in the payment of any part of the principal or interest due pursuant to this Note as the same becomes due and payable, or of any sums advanced pursuant to the terms of the Loan Agreement or any of the other Loan Documents; or (ii) default is made in the performance or observance of any covenant, agreement, term or condition contained in this Note; or (iii) there shall be a default or an Event of Default under the Loan Agreement or any of the other Loan Documents, then in the case of any of the defaults set forth above (an "Event of Default"), Payee shall have the option, without demand or notice, to declare the unpaid principal of this Note, together with all accrued interest, if any, and other sums secured by the Loan Agreement or any of the other Loan Documents, at once due and payable to the extent permitted by law, to foreclose all liens or security interests securing the payment of the Note, and to exercise any and all other rights and remedies available at law or in equity or under the Loan Agreement or any of the other Loan Documents.

          (b) The remedies of Payee, as provided herein or in any of the other Loan Documents shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Payee, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Payee, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Payee and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

     5. If any Event of Default under this Note shall occur, Maker promises to pay all costs of collection of every kind, including, without limitation, all appraisal costs, reasonable attorneys' fees, court costs, and expenses of every kind incurred by Payee in connection with such collection or the protection or enforcement of any or all of the security for this Note, whether or not any lawsuit is filed with respect thereto.

     6. Maker represents, covenants, agrees and warrants that all proceeds of the Loan evidenced by this Note will be used for the purposes specified in 815 ILCS 205/4(1)(c), and that the indebtedness secured hereby constitutes a business loan which comes within the purview of 815 ILCS 205/4(1)(c).

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


     7. Except as otherwise expressly provided herein or in the other Loan Documents, each maker, surety and endorser hereon waives grace, notice, notice of intent to accelerate, notice of default, protest, demand, presentment for payment and diligence in the collection of this Note, and in the filing of suit hereon, and agrees that its liability and the liability of its successors and assigns for the payment hereof shall not be affected or impaired by any release or change in the security or by any increase, modification, renewal or extension of the indebtedness or its mode and time of payment. It is specifically agreed by the undersigned that the Payee shall have the right at all times to decline to make any such release or change in any security given to secure the payment hereof and to decline to make any such increase, modification, renewal or extension of the indebtedness or its mode and time of payment.

     8. (a) Maker expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Lender on this Note, any and every right it may have to (i) injunctive relief; (ii) interpose any counterclaim therein; and (iii) have the same consolidated with any other or separate suit, action or proceeding.

          (b) MAKER WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (1) UNDER THIS NOTE, THE OTHER LOAN DOCUMENTS OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH OR (2) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     9. Any and all notices given in connection with this Agreement shall be deemed adequately given only if in writing and (i) personally delivered; or (ii) sent by a nationally- recognized overnight courier service; or (iii) sent by certified United States mail, postage prepaid, return receipt requested, to the party or parties for whom such notices are intended. A written notice shall be deemed received (i) when delivered in person; (ii) on the next business day immediately following the day sent by overnight courier; and (iii) on the third
(3rd) business day following the day sent by certified mail. A written notice shall also be deemed received on (i) the date delivery shall have been refused at the address required by this Agreement; or (ii) with respect to notices sent by United States mail but not delivered, the date as of which the postal service shall have indicated such notice to be undeliverable at the address required by this Agreement. Any and all notices referred to in this Agreement or which any party desires to give to another shall be addressed as follows:

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


     As to Lender:              American National Bank and Trust
                                Company of Chicago
                                120 South LaSalle Street
                                Chicago, Illinois 60603
                                Attention: David W. De Witt

     with a courtesy copy to:   Harris Kessler & Goldstein LLC
                                640 North LaSalle Street
                                Suite 590
                                Chicago, Illinois 60610
                                Attention: Drew J. Scott, Esq.

     As to Borrower:            c/o LearnCom, Inc.
                                714 Industrial Drive
                                Bensenville, Illinois 60106
                                Attention: Lloyd Singer

     with a courtesy copy to:   Shefsky & Froelich Ltd.
                                444 North Michigan Avenue
                                Chicago, Illinois 60611
                                Attention: James Asmussen

or in such other manner or to such other address, as such party shall designate in a written notice to the other party hereto.

     10. If any provision of this Note or any payments pursuant to the terms hereof shall be invalid or unenforceable to any extent, the remainder of this Note and any other payments hereunder shall not be affected thereby and shall be enforceable to the greatest extent permitted by law.

     11. Maker hereby consents to Payee's grant of participations in or sale, assignment, transfer or other disposition, at any time and from time to time hereafter, of this Note or any of the other Loan Documents, or of any portion of any thereof, including, without limitation, Payee's rights, titles, interest, remedies, powers and/or duties. Payee may furnish any information concerning Maker in the possession of Payee from time to time to assignees of the rights and/or obligations of Payee hereunder and to participants in the Loan (including prospective assignees and participants) and may furnish information in responses to credit inquiries consistent with general banking practice. Payee shall promptly notify Maker of Payee's grant of any participation in or sale, assignment, transfer or other disposition or this Note or any of the other Loan Documents or of any portion of any thereof. This Note and the other Loan Documents shall, unless otherwise expressly provided therein, be deemed to have been negotiated and entered into in, and shall be

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


governed and controlled by, the laws of the State of Illinois as to interpretation, enforcement, validity, construction, effect, choice of law, and in all other respects, including, without limitation, the legality of the interest rate and other charges, but excluding perfection of security interest and liens which shall be governed and controlled by the laws of the relevant jurisdiction.

     12. This Note shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflict of laws.

     13. At any time, and from time to time, upon request of Payee, Maker will make, execute and deliver, or will cause to be made, executed or delivered, to Payee or to Payee's designee, and when requested by Payee, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Payee may deem appropriate, any and all instruments of further assurance, certificates and other documents as may, in the sole opinion of Payee, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve the obligations of Maker under this Note, the Loan Agreement and the other Loan Documents.

     14. If Maker fails to do any of the things referred to herein, Payee may do so for and in the name of Maker and at Maker's expense. For such purposes, Maker hereby irrevocably appoints Payee as Maker's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Maker's sole opinion, to accomplish the matters referred to in Paragraph 13 herein. The power of attorney given herein is a power coupled with an interest and shall be irrevocable so long as any part of the obligations of Maker to Payee remains unpaid or unperformed.

     15. (a) All payments under this Note shall be payable in lawful money of the United States which shall be legal tender for public and private debts at the time of payment; provided that a check will be deemed sufficient payment so long as it clears when presented for payment. Each payment of principal or interest under this Note shall be paid not later than 2:00 P.M. Chicago time on the date due therefor and funds received after that hour shall be deemed to have been received by Payee on the following day. Except as otherwise provided herein, all payments (whether of principal, interest or other amounts) which are applied at any time by Payee to indebtedness evidenced by this Note may be allocated by Payee to principal, interest or other amounts as Payee may determine in Payee's sole discretion.

          (b) This Note has been made and delivered at Chicago, Illinois and all funds disbursed to or for the benefit of Maker will be disbursed in Chicago, Illinois.


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

          (c) The obligations and liabilities under this Note of Maker shall be binding upon and enforceable against Maker and its successors and assigns. This Note shall inure to the benefit of and may be enforced by Lender, its successors and assigns.

          (d) In the event of a conflict between the terms, covenants and conditions of this Note and those of the Loan Agreement, the terms, covenants and conditions of the Loan Agreement shall control.


                            [SIGNATURE PAGE FOLLOWS]


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


     IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first above written. MAKER

                                         LEARNCOM, INC., an Illinois corporation


                                         By: /s/ Lloyd W. Singer
                                            ------------------------------------
                                            Lloyd W. Singer, President and CEO

                                         LEARNCOM, INC., a Nevada corporation


                                         By: /s/ Lloyd W. Singer
                                            ------------------------------------
                                            Lloyd W. Singer, President and CEO

                                         VIDEOLEARNING SYSTEMS, INC.,
                                         a Pennsylvania corporation

                                         By: /s/ Homer H. Hewitt
                                            ------------------------------------
                                         Its: President and CEO
                                            ------------------------------------

                                         BNA COMMUNICATIONS, INC,
                                         a Delaware corporation

                                         By: /s/ Lloyd W. Singer
                                            ------------------------------------
                                            Lloyd W. Singer, President and CEO

                                         TS ACQUISITIONS, INC.,

                                         By: /s/ Lloyd W. Singer
                                            ------------------------------------
                                            Lloyd W. Singer, President and CEO


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